C O N F I D E N T I A L 1 Preliminary Fiscal Year 2024

C O N F I D E N T I A L 2 Legal Disclaimer This disclaimer applies to this document and the verbal comments of any person presenting it. This presentation, together with any such written comments, is referred to herein as the "Presentation." Forward Looking Statements This Presentation may contain forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology. You should not rely upon forward-looking statements as predictions of future events. All statements other than statements of historical facts contained in this Presentation, including information concerning our possible or assumed future results of operations and expenses, business strategies and plans, competitive position, business and industry environment and potential growth opportunities, are forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on any forward-looking statements in this Presentation. Except as required by law, we disclaim any obligation to update any forward-looking statements for any reason after the date of this Presentation, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. Further information on potential factors that could affect the financial results of TWFG Insurance are included in our Registration Statement on Form S-1, as amended (Registration No. 333-280439) and in our other filings with the Securities and Exchange Commission ("SEC"). These documents and others containing important disclosures are available on the SEC Filings section of the Investor Information section of our Web site. Industry and Market Information This Presentation includes industry and market data that we obtained from periodic industry publications, third-party studies and surveys, including from Independent Insurance Agents & Brokers of America, Inc. (“Independent Insurance Agents & Brokers of America”) and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”), as well as from filings of public companies in our industry, insurance carrier-provided information and internal company surveys. These sources include industry sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Although we believe the industry and market data to be reliable as of the date of this Presentation, this information could prove to be inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. In addition, we do not know all of the assumptions regarding general economic conditions or growth that were used in preparing the forecasts from the sources relied upon or cited herein. Unless otherwise indicated, throughout this Presentation we reference our relative market positioning and performance as compared to the U.S. property and casualty insurance industry. The industry group metrics are based on the latest date for which complete financial data are publicly available such as a 2022 Future One Agency Universe Case Study containing 2022 industry data conducted by the Independent Insurance Agents & Brokers of America (the “Agency Universe Study”). The information contained in this Presentation is provided as at the date of this Presentation and is subject to change without notice. Financial Information This Presentation contains preliminary unaudited financial highlights for the fourth quarter and full year ended December 31, 2024. These results are preliminary, unaudited estimates and are subject to change. The Company is currently finalizing its fourth quarter and year end 2024 results, and as a result, these preliminary estimates are based solely on information available to management as of the date of this press release. The Company’s actual results may differ from these estimates due to the completion of its closing procedures, final adjustments and developments that may arise or information that may become available between now and the time the Company’s financial results are finalized. Non-GAAP Financial Measures In addition to providing financial information based on accounting principles generally accepted in the United States ("GAAP"), this Presentation includes certain financial measures prepared other than in accordance with GAAP, or non-GAAP financial measures, including Organic Revenue, Organic Revenue Growth, Adjusted Net Income, Adjusted Net Income Margin, Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Free Cash Flow. Accordingly, these non-GAAP financial measures should not be considered as a substitute for data prepared and presented in accordance with GAAP and should not be construed as being more important than comparable GAAP measures. TWFG’s management believes these non-GAAP financial measures provide users of our financial statements with additional and useful comparisons of current results of operations with past and future periods. Although we use or have used these non-GAAP financial measures to assess the performance of our business and for other purposes, the use of these non-GAAP financial measures as an analytical tool has limitations, and you should not consider them in isolation, or as a substitute for analysis of our results of operations as reported in accordance with GAAP. In addition, because not all companies use identical calculations, the non-GAAP financial measures included in this Presentation may not be comparable to similarly titled measures disclosed by other companies, including our peers or other companies in our industry. Please see “KPI Information and Non-GAAP Reconciliations” and “Additional Reconciliations” within the Presentation for reconciliations of the non-GAAP financial measures included in the Presentation to our most directly comparable financial measures calculated and presented in accordance with GAAP.

TWFG At a Glance: 20+ Year Track Record of Independence, Innovation, and Growth In Personal and Commercial Insurance

Who We Are

We are a **founder-led**, publicly traded (Nasdaq: TWFG), **high-growth**, independent distribution platform for personal and commercial insurance in the U.S.

What We Do

We **pioneered a distribution and ownership model** that is geared towards flexibility, efficiency, and alignment. We exist to serve our agents and agency principals through our retail and wholesale operations.

How We Do It

We provide **resources, technology, training, carrier access, and M&A opportunities** to grow and succeed in an increasingly complex market.

Why We Are Different

Developed and led by agents, for agents – we offer a distinctive level of autonomy and entrepreneurial opportunity to our agencies regardless of whether they started with us from scratch or joined us through acquisition.

Market Leader with Rich Heritage and Scaled, National Platform | TWFG Nasdaq Listed



8th Largest U.S. Personal Lines Agency (1)	**23** Years Of Operating History	**520+** TWFG Branches (2)
27th Largest Agency Across All Lines (1)	**$1.5Bn+** Total Written Premium (3)	**2,000+** TWFG MGA Agencies in 40+ States (2)

Multi-Line – Retail – Wholesale – Admitted – Non-Admitted

Notes:
1. Rankings based on revenue per Insurance Journal's 2024 Top 100 Property / Casualty Agencies
2. As of Dec 31, 2024
3. YTD Dec 31, 2024 - Results are preliminary unaudited estimates and are subject to change

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C O N F I D E N T I A L 4 Independent Agencies 38% Captive Agencies 35% Direct Distribution ("DTC") 26% TWFG’s Business Model Was Built to Capture a Shift Away from Captive Distribution Source: Independent Insurance Agents & Brokers of America Homeowners Premium Mix by Distribution (%) 33 33 48 35 17 32 2011 2021 Auto Premium Mix by Distribution (%) Independent Agencies Captive Agencies DTC • Accelerating momentum toward the independent channel • Carriers looking to consolidate points of distribution • DTC carriers increasingly utilizing independent channel to reach consumers (16 ppts) Large Share of Personal Lines Distribution Is Captured by the Independent Channel … … Reflecting a Decade-Long Shift Away from Captive Distribution (13 ppts) 41 49 51 35 5 15 2011 2021

TWFG Addresses Key Pain Points Experienced By Captive and Independent Agencies

Top Challenges Faced by Agencies

	Limited product choice	Access to carriers	Changing commission structures	Back-office inefficiencies	Perpetuation planning
Top Issues	Limited product choice	Access to carriers	Changing commission structures	Back-office inefficiencies	Perpetuation planning
TWFG Solutions	Access to a comprehensive suite of products; high degree of autonomy over the direction of business to best address client needs	Access to 300+ insurance carriers, MGAs and programs across admitted and non-admitted markets	Compelling revenue and work share model; no sales quotas, no forced cross-selling	Agency-in-a-Box turnkey solution delivers tools and technology that streamline back-office services and allow agents to focus on sales	Opportunity to sell or transfer existing books of business enabling a smooth handover of client relationships and a rewarding exit for retiring agents

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C O N F I D E N T I A L 6 272 284 292 296 305 321 342 357 404 451 479 268 281 293 310 330 350 363 365 386 417 477 540 565 586 607 635 671 705 722 790 868 956 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Commercial Personal TWFG Operates in a Large and Growing Addressable Market P&C Insurance Market Exhibits Consistent Growth Premium CAGR (2013-23): 5.9% Total P&C 5.9% Personal Lines 5.8% Commercial Source: S&P Global Market Intelligence P&C Insurance Direct Written Premium Over Time ($Bn)

Differentiated Turnkey Solutions that Enhance and Empower Agencies

Agency-in-a-Box


TWFG

Powerful, Comprehensive and Intuitive AMS

- ✓ Personal lines comparative rater
- ✓ Agency dashboard with dynamic reporting
- ✓ Insurance forms and carrier downloads

Fully Integrated Marketing Solutions

- ✓ Online marketing content and analytics
- ✓ TWFG branded merchandise and collateral
- ✓ Corporate marketing team support

Easy to Use Web and App Based Client Tools

- ✓ Easy communication with the client/agent
- ✓ Full-service App and web portals
- ✓ Apple + Android compatibility

Sales Support

- ✓ Dedicated account executive
- ✓ Optional part-time or full-time service center
- ✓ Ongoing continuing education

Back Office Support

- ✓ Licensing and contracting
- ✓ Agency bill processing and reconciliation
- ✓ Commission processing

Other Services

- ✓ Incentives for top producers
- ✓ TWFG National Convention
- ✓ Succession planning

✓ **National Platform** ✓ **Scaled Network** ✓ **Strategic Partnerships**

Access to 300+ National, Regional and Local Insurance Carriers, MGAs and Programs

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Attractive MGA Offering for Agencies Who Wish to Stay Independent

Providing Access to Insurance Carrier Relationships, MGAs and Programs
Serving 2,000+ Agencies Across 40+ States


Insured
Insured
Insured
Insured
Insured
Insured
Insured
Insured
Independent Agency
Independent Agency
TWFG
GENERAL AGENCY
Carrier
Program

- Facilitate placement of risks in both the admitted and E&S markets – often inaccessible by small agencies
- Allows independent agencies to circumvent minimum volume requirements from certain insurance carriers
- Expansive product offering that broadens TWFG's specialty capabilities
- Relationship with TWFG creates pathway for independent agencies to eventually transition into TWFG exclusive agencies

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Our Product Mix is a Function of Our Opportunistic Approach To Adding Talent. We Do Business In Personal, Commercial, Retail, Wholesale, Programs, Admitted, & Non-Admitted Markets

Business mix comprises ~78% Personal Lines and ~22% Commercial Lines (As of 12/31/23)

- Broad product set enabling TWFG agencies to deliver comprehensive coverage for client risks
- Ability to offer in-demand, exclusive programs in certain niches (e.g., catastrophe-exposed property and high value homes)
- Access to admitted and E&S insurance markets through TWFG MGA
- Favorable characteristics of TWFG's personal and small commercial client base:
  - High demand for insurance protection across all economic cycles
  - Relationships built on long-term trust, resulting in stickiness
  - Evolving risks and increasing complexity require expert guidance

Personal Lines

- Personal Auto
- Motorcycle
- RV
- Home/Renters
- Event
- Flood
- Life/Health
- Boat
- Wind
- Luxury Items
- Umbrella

Commercial Lines

- General Liability
- Workers' Comp
- Commercial Property
- Commercial Bonds
- Business Owner Policy
- Business Auto
- Professional Liability
- Group Benefits

Consolidated Written Premium Mix
By Line of Business (2023)



Homeowners 36%
Commercial Lines 20%
Other Personal Lines 12%
Personal Auto 32%

Personal Lines 80%

Insurance Services Premium Mix
By Line of Business (2023)



Homeowners 33%
Commercial Lines 22%
Other Personal Lines 13%
Personal Auto 32%

Personal Lines 78%

TWFG MGA Premium Mix
By Line of Business (2023)



Homeowners 51%
Commercial Lines 11%
Other Personal Lines 8%
Personal Auto 30%

Personal Lines 89%

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Illustrative Overview of Economic Model



Insurance Services
~80% of total TWFG Revenue
MGA
~20% of total TWFG Revenue
Branches Commission Revenue
(~80% of Total Carrier Commissions)
Agency-in-a-Box Commission Revenue
(~20% of Total Carrier Commissions)
Corporate Branches Commission Revenue
MGA Commission Revenue
Outbound Commission
(variable % of Total Carrier Commissions)
+
Branch & Other Income
+
MGA Other Fees
+
Contingent Income
Contingent Income
Contingent Income
-
Corporate Salaries & Other Expenses (Corp. S&E)
Branches & Corp. S&E
Corporate Expenses
=
TWFG Operating Income
TWFG Operating Income
TWFG Operating Income

Two primary service offerings:

Insurance Services

- TWFG recognizes 100% of the commission paid by insurance carriers and remits 80% of the commission revenue to the Branches (retaining 20%)
- Branches are responsible for 100% of their operating expenses and pay a fee to TWFG to cover the costs of technology, E&O coverage and other services provided by TWFG
- TWFG insurance services revenue also includes contingent income and other income (all 100% retained by TWFG)
- For Corporate Branches, TWFG retains 100% of commission revenue and is responsible for 100% of expenses

Managing General Agency (MGA)

- TWFG receives 100% of commission revenue and contingent income earned from wholesale & brokerage and underwriting businesses
- TWFG also receives other fees for providing third-party administration (TPA) and brokerage services including policy and software licensing to carriers
- Depending on the terms of an individual MGA agency agreement, MGA may also include outbound commission expense to MGA Agencies

TWFG does not retain the risks related to any of the underlying insurance contracts placed on behalf of carriers

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C O N F I D E N T I A L 11 Compelling Financial Profile with Strong Growth and Profitability A Growth Story Compelling Financial Profile Diversified & recurring revenue Above-market growth rates Balance sheet flexibility Asset-light, FCF generative Notes: 1. Please see “KPI Information and Non-GAAP Reconciliations” for reconciliations of Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Free Cash Flow to their most comparable GAAP measures 2. Results are preliminary unaudited estimates and are subject to change Strong annual results and trends $11.7MM Adj. EBITDA (Q324) (1) 21.5% Adj. EBITDA Margin (Q324) (1) $11.5MM Adj. Free Cash Flow (Q324) (1) $4.5MM Long Term Debt (Q324) 14.5% Total Revenue Growth (Q324) 16.5% - 18.2%(2) Total Revenue Growth (FY24) $102 $125 $154 $172 2020 2021 2022 2023 2024 Total Revenue ($MM) $696 $886 $1,054 $1,248 $1,476 2020 2021 2022 2023 2024 Total Written Premium ($MM) $201-$203 (2) (2)

C O N F I D E N T I A L 12 $27.0 $31.3 $24.1 $31.5 -2.0 3.0 8.0 13.0 18.0 23.0 28.0 33.0 38.0 2022 2023 YTD Q323 YTD Q324 Track Record of Adjusted EBITDA Growth and Margin Expansion Adjusted EBITDA Margin (1) 17.6% 18.1% Notes: 1. Please see “KPI Information and Non-GAAP Reconciliations” and “Additional Reconciliations” for reconciliations of Adjusted EBITDA and Adjusted EBITDA Margin to their most comparable GAAP measures. 20.4% Adjusted EBITDA ($MM) and Adjusted EBITDA Margin (1) Drivers of Margin Trajectory • ~80/20% revenue share model with TWFG Branches is a key driver of margin for the Insurance Services business • Steady margin expansion historically reflective of: − Benefits of scale within Insurance Services and MGA businesses given continued top-line growth − Benefits from legacy investments in technology and associated efficiencies − Expense reductions related to home office staff and utilization of Philippines operation • 2024 margin reflects incremental uplift related to branch conversions, offset by onset of public company costs 18.1%

C O N F I D E N T I A L 13 Consistent Double-Digit Organic Growth over Time 23.2% 11.2% 14.5% 16.9% 14.5% 14.5% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2022 2023 2024 As Reported Current Methodology Organic revenue growth definition based on commission income (including renewal and new business) Shift away from captive distribution Client service model led by experienced agents Diversified product offering Agency-in-a-box Tools and technology Differentiated access to carriers Ability to leverage TWFG MGA Innovative carrier partnerships Track record of hiring top industry talent Notes: 1. Please see “KPI Information and Non-GAAP Reconciliations” and “Additional Reconciliations” for reconciliations of Organic Revenue and Organic Revenue Growth to their most comparable GAAP measures 2. Reflects the application of enhanced data collected from external sources throughout the periods presented, which improved our assumptions for estimating revenues starting in 2022 3. Results are preliminary unaudited estimates and are subject to change (2) Organic Revenue Growth (1) Drivers of Sustained, Double-Digit Organic Growth Culminating in strong and consistent performance across retention and new business 14.1% - 14.8% 14.1% - 14.8% (3)

Fragmented Market Creates Additional Growth Opportunities Going Forward

Acquisition Opportunity by Revenue Size



"Jumbo"
$10MM+
2%
Large
$2.5-$10MM
7%
Medium-Large
$1.25MM-$2.5MM
7%
Small
<$150K
38%
Medium
$500K-$1.25MM
22%
Medium-Small
$150K-$500K
24%

SIGNIFICANT PORTION OF U.S. AGENCIES COMING TO MARKET

5%	10%	20%	66%
< 1 year	1-3 years	3-5 years	5+ years

~35% of 40,000 U.S. agencies expected to be sold over the next 5 years

- **Highly fragmented market** with ~40,000 independent agencies and brokerages in the U.S. as of 2022
- **Demographic tailwinds** accelerate deal flow
- **Excessive leverage** in the system creates opportunities for strong balance sheet acquirers

Industry Maintains a Robust Acquisition Pipeline that is Constantly Replenishing

Source: Big I Agency Universe Study 2022

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TWFG's Scale, Balance Sheet and Disciplined Approach to Acquisitions Positions Us Well for Future Growth

TWFG Has a Proven Acquisition Track Record

- Successful acquisitions across a **range of specialties and geographies** since inception:
  - Agencies
  - Books of business
  - MGAs
  - Insurance networks
  - Renewal rights
- **Robust acquisition pipeline** with preliminary dialogue across several agencies and potential partners
- **2022 acquisitions** [2]: $7.9 million of capital deployed
- **2023 acquisitions** [2]: $19.4 million of capital deployed
- **2024 YTD acquisitions**: $40.8 million of capital deployed [3]

Backed By a Strong Balance Sheet and Repeatable Playbook

- **Disciplined and selective** approach to M&A:
  - Cultural compatibility
  - Attractive loss ratios
  - Organic growth
  - EBITDA margin
  - Enhances capabilities
  - Geographic diversification
- Focus on post-acquisition **integration** and **synergies**
- Ability to leverage **TWFG Agency network** as a source of referrals
- Future opportunity to **convert** additional TWFG Agencies into Corporate Branches

Notes:
1. Refers to acquisitions in excess of $0.5 million in annual revenue
2. Figure excludes $5.2MM purchase of remaining interests in assets of partially owned Corporate Branches in January 2024
3. As of 9/30/24

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Unique Value Proposition to Agency Owners Looking for a Partner

LONG TERM STABILITY AND INDEPENDENCE

- ✓ Founder led and controlled, yet publicly listed
- ✓ Think in decades, not 3-year "flips"
- ✓ Fiercely independent
- ✓ Low financial leverage
- ✓ Flexible Deal Structures

ENTREPRENEURIAL OPPORTUNITIES

- ✓ Strong alignment – potential for revenue share, referral fees, and further M&A promotes agency performance
- ✓ Support branch owners' and branch managers' growth aspirations

REPUTATION FOR FAIR DEALING

ACCESS TO CARRIERS AND MGAS

- ✓ Access to and preferred relationships with 7 of the top 10 US personal lines carriers that write with IA[1]
- ✓ Access to and preferred relationships with the 9 of the top 10 US commercial lines carriers
- ✓ Access to over 100 MGAs on the TWFG platform

SCALED SERVICES PLATFORM

- ✓ Back-office support allows agent to focus on new sales and customer service
- ✓ Comprehensive training and cross-training available to agents and teams

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Notes:
1. Excludes captive only carriers

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C O N F I D E N T I A L 17 History of Resilience & Growth Regardless of Economic and Market Conditions 20+ Year Track Record of Sustainable Growth Regardless of Economic and P&C Pricing CyclesSource: Company Information

Proven Management Team Well Positioned to Execute on Growth



Richard F. ("Gordy") Bunch III
Founder and CEO



Katherine C. Nolan
Chief Operating Officer



Janice E. Zwinggi, CPA
Chief Financial Officer



Charles Alexander Bunch
Chief Creative and Marketing Officer



Julie E. Benes
General Counsel



Mark Alberto
SVP of Technology

Proven Ability to Execute on Growth Strategy

- ✓ Backed by a deep bench of seasoned operators
- ✓ Collaborative culture focused on teamwork, innovation and driving the best result for clients
- ✓ Executive management team with an average of 25+ years of insurance industry experience

20+ Year Track Record of Sustainable Growth Regardless of Economic and Property and Casualty Insurance Pricing Cycles

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Key Investment Highlights

TWFG INSURANCE

1. **Differentiated Solutions that Enhance and Empower Agencies**
2. **Trusted Distribution Partner with Track Record of Innovative Solutions**
3. **National Footprint and Scaled Platform Delivering Sustainable Growth**
4. **Attractive Product Mix with Personal Lines Focus**
5. **Compelling Financial Profile with Strong Growth and Profitability**
6. **Proven Management Team Well-Positioned to Execute on Growth**

Business Snapshot

TWFG's Business Model Was Built to Capture a Secular Shift from Captive Distribution



Direct Distribution ("DTC")...
Independent Agencies 38%
Captive Agencies 35%

Insurance Services ~80% of Total TWFG Rev. (2023)	**Managing General Agency** ~20% of Total TWFG Rev.(2023)
Revenue Share Model	Commission & Fee Income
• Turnkey solution for Branches ("Agency-in-a-Box") that promotes growth and facilitates the administrative work of operating an agency	• Facilitates the placement of traditional and hard-to-place personal and commercial insurance risks for agencies across the country

National Footprint and Scaled Platform Delivering Sustainable Growth



• TWFG is Licensed in All 50 States
TWFG Branch
TWFG Branch & TWFG MGA
TWFG MGA
Future TWFG Expansion

8th Largest U.S. Personal Lines Agency [2]

27th Largest U.S. Agency [2]

$201-203MM Revenue (2024)[3]

19.5% Revenue CAGR (2019-23)

520+ TWFG Branches in 34 States [1]

2,000+ TWFG MGA Agencies in 40+ States[1]

Source: Independent Insurance Agents & Brokers of America

Notes:
1. As of Dec 31, 2024
2. Rankings based on revenue per Insurance Journal's 2024 Top 100 Property / Casualty Agencies
3. Results are preliminary unaudited estimates and are subject to change

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C O N F I D E N T I A L 20 APPENDIX

Illustrative Overview of Economic Model: Insurance Services



Simplified Branch Economics (Revenue Share Model)
In-scope revenue and earnings
Insurance Services Retail Brokerage Carrier Commissions (100% paid to TWFG at outset)
100%
TWFG Commission Revenue
~80%
Branches Commission Revenue (~80% of Total Carrier Commissions)
TWFG Branch & Other Income (100%)(1)
TWFG Contingent Income (100%)(2)
TWFG Corporate Salaries & Other Expenses
TWFG Operating Income
Branches Cost of Sales + Operating Expenses (Incl. Branch Service Fees)
Branch Profit
Components of TWFG Revenue



Simplified Corporate Branch Economics
Insurance Services Brokerage Carrier Commissions
~100%
TWFG Commission Revenue
TWFG Contingent Income
TWFG Corporate Salaries & Other Expenses
TWFG Operating Income

TWFG does not retain the risks related to any of the underlying insurance contracts placed on behalf of carriers

Notes:
1. TWFG retains 100% of all branch and other fee income (i.e., there is no revenue-share model with branches for fee income)
2. TWFG retains 100% of all contingent income (i.e., there is no revenue-share model with branches for contingent income)

Disclaimer: For illustrative purposes, and not intended to be reconciled / matched to actual performance.

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Illustrative Overview of Economic Model: MGA

Simplified Wholesale and Brokering Economics

MGA Carrier Commissions and Fees

~100% ↓

TWFG Commission Revenue

\+

TWFG Contingent Income

−

Outbound Commission Expense

−

TWFG Corporate Expenses

=

TWFG Operating Income

Simplified Underwriting Economics

Carrier Commissions and Fees

~100% ↓

TWFG Commission Revenue

\+

TWFG Contingent Income

\+

TPA, Policy and Software Licensing Fees

−

TWFG Operating Expenses

=

TWFG Operating Income

TWFG does not retain the risks related to any of the underlying insurance contracts placed on behalf of carriers

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Disclaimer: For illustrative purposes, and not intended to be reconciled / matched to actual performance.

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KPI Information and Non-GAAP Reconciliations

Written Premium

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2024		2023		2024		2023	
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Offerings:								
Insurance Services								
Agency-in-a-Box	$ 261,560	65 %	$ 284,442	80 %	$ 736,699	66 %	$ 761,260	80 %
Corporate Branches	77,636	20	14,286	4	213,689	19	35,156	4
Total Insurance Services	339,196	85	298,728	84	950,388	85	796,416	84
TWFG MGA	60,903	15	55,361	16	164,612	15	150,233	16
Total written premium	$ 400,099	100 %	$ 354,089	100 %	$1,115,000	100 %	$ 946,649	100 %
Business Mix:								
Insurance Services								
Renewal business	$ 265,026	66 %	$ 242,258	68 %	$ 739,624	66 %	$ 623,773	66 %
New business	74,170	19	56,470	16	210,764	19	172,643	18
Total Insurance Services	339,196	85	298,728	84	950,388	85	796,416	84
TWFG MGA								
Renewal business	46,075	11	47,818	14	125,364	11	127,552	14
New business	14,828	4	7,543	2	39,248	4	22,681	2
Total TWFG MGA	60,903	15	55,361	16	164,612	15	150,233	16
Total written premium	$ 400,099	100 %	$ 354,089	100 %	$1,115,000	100 %	$ 946,649	100 %
Written Premium Retention:								
Insurance Services		89 %		98 %		93 %		96 %
TWFG MGA		83		88		83		90
Consolidated		88		97		91		95
Line of Business:								
Personal lines	$ 327,159	82 %	$ 289,032	82 %	$ 904,372	81 %	$ 758,297	80 %
Commercial lines	72,940	18	65,057	18	210,628	19	188,352	20
Total written premium	$ 400,099	100 %	$ 354,089	100 %	$1,115,000	100 %	$ 946,649	100 %

Reconciliation of Organic Revenue and Organic Revenue Growth to Revenue

	Three Months Ended December 31, 2024		Twelve Months Ended December 31, 2024	
	Low End	High End	Low End	High End
Total revenues	$ 49,000	$ 51,000	$ 200,500	$ 203,400
Acquisition adjustments[1]	(100)	(150)	(3,650)	(3,700)
Contingent income	(2,700)	(3,850)	(6,400)	(7,550)
Fee income	(2,500)	(3,000)	(10,400)	(10,900)
Other income	(200)	(300)	(1,300)	(1,400)
Organic Revenue	$ 43,500	$ 43,700	$ 178,750	$ 179,850
Organic Revenue Growth[2]	$ 7,323	$ 7,523	$ 22,025	$ 23,125
Total Revenue Growth Rate[3]	23.8 %	28.9 %	16.5 %	18.2 %
Organic Revenue Growth Rate[2]	20.2 %	20.8 %	14.1 %	14.8 %

(1) Represents revenues generated from the acquired businesses during the first 12 months following an acquisition.

(2) Organic Revenue for the three months ended September 30, 2023 and 2022, and for the nine months ended September 30, 2023 and 2022, used to calculate Organic Revenue Growth for the three months ended September 30, 2024 and 2023, and for the nine months ended September 30, 2024 and 2023, was $44.0 million, $37.8 million, $121.7 million and $106.8 million, respectively, which is adjusted to reflect revenues from acquired businesses with over $0.5 million in annualized revenue that reached the twelve-month owned mark during the year ended December 31, 2023 and 2022, respectively. Organic Revenue Growth Rate represents the period-to-period change in Organic Revenue divided by the total adjusted Organic Revenue in the prior period.

(3) Represents the period-to-period change in total revenues divided by the total revenues in the prior period.

Results are preliminary unaudited estimates and are subject to change

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KPI Information and Non-GAAP Reconciliations

Reconciliations of Adjusted EBITDA and Adjusted EBITDA Margin to Net Income and Net Income Margin

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2024	2023	2024	2023
Total revenues	$ 54,640	$ 47,710	$ 154,219	$ 132,942
Net income	$ 6,893	$ 7,608	$ 20,440	$ 20,881
Interest expense	411	295	2,125	553
Depreciation and amortization	2,985	1,145	8,966	3,340
Income tax expense	437	—	437	—
EBITDA	10,726	9,048	31,968	24,774
Acquisition-related expenses	—	—	—	168
Restructuring and related expenses	—	—	—	17
Equity-based compensation	1,012	—	1,012	—
Discontinued operation income	—	—	—	(834)
Other non-recurring items[(1)]	—	—	(1,477)	—
Adjusted EBITDA	$ 11,738	$ 9,048	$ 31,503	$ 24,125
Net Income Margin	12.6 %	15.9 %	13.3 %	15.7 %
Adjusted EBITDA Margin	21.5 %	19.0 %	20.4 %	18.1 %

(1) Represents a one-time adjustment reducing commission expense, which resulted from the branch conversions. In January 2024, nine of our Branches converted to Corporate Branches. Upon conversion, agents of the newly converted Corporate Branches became employees and received salaries, employee benefits, and bonuses for services rendered instead of commissions. As a result, we released a portion of the unpaid commissions related to the converted branches that we no longer are required to settle.

Reconciliation of Adjusted Free Cash Flow to Cash Flow from Operating Activities

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2024	2023	2024	2023
Cash Flow from Operating Activities	$ 11,725	$ 7,394	$ 28,879	$ 24,103
Purchase of property and equipment	(233)	(163)	(280)	(217)
Tax distribution to members[(1)]	—	(2,599)	(6,104)	(9,526)
Acquisition-related expenses	—	—	—	168
Net cash flow provided by operating activities from discontinued operation	—	—	—	(839)
Adjusted Free Cash Flow	$ 11,492	$ 4,632	$ 22,495	$ 13,689

(1) Tax distributions to members represents the amount distributed to the members of TWFG Holding Company, LLC in respect of their income tax liability related to the net income of TWFG Holding Company, LLC allocated to its members.

TWFG INSURANCE
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Income Statement and Balance Sheet Snapshot Q324

Income Statement

	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Revenues				
Commission income (related party of $3,026 and $1,167 for the three months ended and $6,047 and $3,064 for the nine months ended September 30, 2024 and 2023, respectively)	$ 48,240	$ 43,993	$ 139,447	$ 122,451
Contingent income	1,383	1,035	3,717	3,023
Fee income (related party of $884 and $419 for the three months ended and $1,799 and $1,258 for the nine months ended September 30, 2024 and 2023, respectively)	2,890	2,107	7,811	6,343
Other income	2,127	575	3,244	1,125
Total revenues	54,640	47,710	154,219	132,942
Expenses				
Commission expense	30,766	32,461	89,171	90,853
Salaries and employee benefits	8,331	3,390	21,401	10,096
Other administrative expenses (related party of $339 and $178 for the three months ended and $1,122 and $270 for the nine months ended September 30, 2024 and 2023, respectively)	4,813	2,812	11,687	8,043
Depreciation and amortization	2,985	1,145	8,966	3,340
Total operating expenses	46,895	39,808	131,225	112,332
Operating income	7,745	7,902	22,994	20,610
Interest expense	(411)	(295)	(2,125)	(553)
Other non-operating income (expense), net	(4)	1	8	(10)
Income before tax	7,330	7,608	20,877	20,047
Income tax expense	437	—	437	—
Net income from continuing operations	6,893	7,608	20,440	20,047
Net income from discontinued operation, net of tax	—	—	—	834
Net income	6,893	7,608	20,440	20,881
Less: net income attributable to noncontrolling interests	5,739	—	19,286	—
Net income attributable to TWFG, Inc.	$ 1,154	$ 7,608	$ 1,154	$ 20,881
Weighted average shares of common stock outstanding (see Note 13):				
Basic	14,722,685		14,722,685	
Diluted	14,890,382		14,890,382	
Earnings per share (see Note 13):				
Basic	$ 0.08		$ 0.08	
Diluted	$ 0.08		$ 0.08	

Balance Sheet

	September 30, 2024	December 31, 2023
Assets		
Current assets		
Cash and cash equivalents	$ 191,196	$ 39,297
Restricted cash	9,709	7,171
Commissions receivable, net	22,901	19,082
Accounts receivable	8,782	5,982
Deferred offering costs	—	2,025
Other current assets, net	1,539	1,551
Total current assets	234,127	75,108
Non-current assets		
Intangible assets - net	75,024	36,436
Property and equipment - net	682	597
Lease right-of-use assets - net	2,625	2,459
Other non-current assets	635	837
Total assets	$ 313,093	$ 115,437
Liabilities and Equity		
Current liabilities		
Commisions payable	$ 14,438	$ 12,487
Carrier liabilities	13,278	8,731
Operating lease liabilities, current	1,070	882
Short-term bank debt	1,897	2,437
Deferred acquisition payable, current	506	5,369
Other current liabilities	6,908	5,006
Total current liabilities	38,097	34,912
Non-current liabilities		
Operating lease liabilities, net of current portion	1,448	1,518
Long-term bank debt	4,490	46,919
Deferred acquisition payable, non-current	924	1,037
Total liabilities	44,959	84,386
Commitment and contingencies (see Note 15)		
Stockholders'/Members' Equity		
Members' Equity (631,750 common units issued and outstanding at December 31, 2023)	—	632
Class A common stock ($0.01 par value per share - 300,000,000 authorized, 14,811,874 shares issued and outstanding at September 30, 2024)	148	—
Class B common stock ($0.00001 par value per share - 100,000,000 authorized, 7,277,651 shares issued and outstanding at September 30, 2024)	—	—
Class C common stock ($0.00001 par value per share - 100,000,000 authorized, 33,893,810 shares issued and outstanding at September 30, 2024)	—	—
Additional paid-in capital	57,159	25,114
Retained earnings	13,697	4,805
Accumulated other comprehensive income	82	500
Total stockholders' equity attributable to TWFG, Inc. /members' equity	71,086	31,051
Noncontrolling interests	197,048	—
Total stockholders'/members' equity	268,134	31,051
Total liabilities and equity	$ 313,093	$ 115,437

TWFG INSURANCE

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